                                                                 EXHIBIT 10.8(a)

                         FIRST AMENDMENT TO OFFICE LEASE
                         -------------------------------

        THIS FIRST AMENDMENT TO OFFICE LEASE ("First Amendment"), by and between LSQ Investors, L.L.C., an Oklahoma limited liability company ("Landlord"), and Canaan Energy Corporation, an Oklahoma corporation ("Tenant"), is dated the ____ day of ____________, 2001.

                                R E C I T A L S :

     A. Landlord and Tenant heretofore entered into that certain Office Lease dated December 4, 2000 ("Original Lease"), whereby Landlord leases to Tenant approximately sixteen thousand three hundred ninety-two (16,392) square feet of Rentable Area located on the tenth (10th) floor ("Initial Premises") of One Leadership Square, Oklahoma City, Oklahoma;

     B. Landlord and Tenant desire to: (i) confirm the Commencement Date and the Expiration Date; (ii) add the Expansion Space (hereinafter defined) to the Premises; (iii) modify the Refusal Right; and (iv) increase Tenant's non-exclusive right to use unreserved parking spaces located inside the Parking Garage upon the terms and conditions hereinafter set forth; and

     C. The parties therefore desire to modify the Lease by means of this First Amendment.

        NOW, THEREFORE, for and in consideration of the Premises and the mutual covenants contained herein and in the Lease, the parties hereto do hereby covenant and agree as follows:

     1. Defined Terms. Terms defined in the Original Lease and delineated herein
        -------------
by initial capital letters shall have the same meaning ascribed thereto in the Original Lease, except to the extent that the meaning of such term is specifically modified by the provisions hereof. In addition, other terms not defined in the Original Lease but defined herein will, when delineated with initial capital letters, have the meanings ascribed thereto in this First Amendment. Terms and phrases which are not delineated by initial capital letters shall have the meanings commonly ascribed thereto. This First Amendment and the Original Lease are hereafter collectively referred to as the "Lease."

     2. Commencement Date and Expiration Date. Notwithstanding anything to the
        -------------------------------------
contrary set forth in the Lease, Landlord and Tenant hereby agree and confirm that any reference in the Lease to the Commencement Date shall mean March 19, 2001, and any reference in the Lease to the Expiration Date shall mean March 31, 2011, subject to Tenant's exercise of the renewal options set forth in Exhibit
                                                                       -------
"G" of the Original Lease.
---

     3. Expansion Space Commencement Date. As used herein, the term "Expansion
        ---------------------------------
Space Commencement Date" shall mean the earlier of the date Tenant occupies the Expansion Space or October 1, 2001. If, however, Landlord cannot deliver possession of the Expansion Space prior to October 1, 2001, due to default on the part of Landlord, then, as Tenant's sole remedy for the delay in Tenant's occupancy of the Expansion Space, the Expansion Space Commencement Date shall be delayed and the Rent herein provided to be paid for the Expansion Space shall not commence until the earlier to occur of the date of actual occupancy by Tenant or the date the Expansion Space is available and Ready for Occupancy. "Ready for Occupancy" shall mean the completion of the Initial Improvements to the Expansion Space which shall be provided according to the Work Letter attached hereto as Exhibit "C," except for minor, insubstantial details of
                   ------------
construction, decoration, or mechanical adjustments which remain to be done.

     4. Expansion Space Term. As used herein, the term "Expansion Space Term"
        --------------------
shall mean the term for the Expansion Space commencing on the Expansion Space Commencement Date and continuing for approximately one hundred fourteen (114) full calendar months, but in any event terminating on March 31, 2011, subject to Tenant's exercise of the renewal options set forth in Exhibit "G" of the
                                                      -----------
Original Lease. Any reference in the Lease to the Term


First Amendment to Office Lease - Page 1
----------------------------------------
of the Lease shall be deemed to also refer to and include the Expansion Space Term, except as expressly provided otherwise in the Original Lease or this First Amendment.

     5. Premises. As used herein, the term "Expansion Space" shall mean the
        --------
space located on the tenth (10th) floor of the Building which is shown on the floor plan attached hereto as Exhibit "B" and made a part hereof. The Expansion Space is stipulated to contain approximately 8,260 square feet of Rentable Area and 7,051 square feet of Usable Area. From and after the Expansion Space Commencement Date, the term "Premises" (as defined in the Lease) shall include the Expansion Space for all purposes, including, without limitation, the determination of Tenant's share of Operating Expenses and Taxes and Tenant's Rent Adjustment, and thereafter, the Premises shall be comprised of only the Initial Premises and the Expansion Space, and the Premises are hereby stipulated for all purposes to contain approximately 24,652 square feet of Rentable Area.

     6. Expansion Space Base Rent. From and after the Expansion Space
        -------------------------
Commencement Date and continuing through the end of the Expansion Space Term,
Section 1.01(8) of the Lease shall be amended to provide that the Base Rent for the Expansion Space shall be as set forth below, as adjusted pursuant to Article 4 of the Lease:

                                                                    Rate/SF
            Period             Monthly         Annually        of Rentable Area
            ------             -------         --------        ----------------

     Months 01 - 18 (18)      $9,292.50       $111,510.00           $13.50

     Months 19 - 54 (36)      $9,980.83       $119,769.96           $14.50

     Months 55 - 78 (24)      $10,841.25      $130,095.00           $15.75

     Months 79 - 114 (36)     $11,701.67      $140,420.04           $17.00

     7. Expense Stop. From and after the Expansion Space Commencement Date,
        ------------
Tenant shall pay as an adjustment to the Base Rent for the Expansion Space an amount (per each square foot of Rentable Area in the Expansion Space) equal to the Excess from time to time of Operating Expenses and Taxes (as defined in the Original Lease) per square foot of Rentable Area of the Real Property over the sum of the Operating Expenses and Taxes (as defined in the Original Lease) per square foot of Rentable Area of the Real Property for the calendar year 2001.

     8. Leasehold Improvements. Landlord will provide an allowance in an amount
        ----------------------
not to exceed the product of $20.90 times the number of square feet of Rentable Area in the Expansion Space ("Expansion Allowance") for improvements to the Expansion Space, as more particularly described in the Work Letter attached hereto as Exhibit "C."
          ------------

     9. Tenant Identification Sign(s). Subject to the provisions of Section 3 of
        -----------------------------
Exhibit "D" (entitled "Rules and Regulations") and any other applicable
-----------
provision of the Lease, during any period that Tenant leases all of the tenth
(10th) floor of the Building, Tenant, at Tenant's sole risk and expense, will be permitted to place a Tenant identification sign or signs in the elevator lobby area located on such tenth (10th) floor.

     10. Exhibits/Schedule. Exhibit "F" (entitled "Right of Refusal") attached
         -----------------  -----------
to the Original Lease is hereby deleted in its entirety and the following exhibits are attached hereto, incorporated herein, and made a part of this First Amendment for all purposes:

          Exhibit "B" - Plan of Premises (also shows location of the Initial
                        Premises and the Expansion Space);
          Exhibit "C" - Work Letter;
          Exhibit "E" - Parking (includes Schedule 1 to Exhibit "E" - Parking
                        Garage);
          Exhibit "F" - Right of First Refusal.

     11. Brokerage Fees and Commissions. Tenant represents that it has dealt
         ------------------------------
with no broker, agent, or other person in connection with this First Amendment, except Price Edwards & Company representing Tenant and Landlord, and that no other broker, agent, or other


First Amendment to Office Lease - Page 2
----------------------------------------
person brought about this First Amendment, and Tenant shall indemnify and hold Landlord harmless from and against any and all claims, losses, costs, or expenses (including attorney's fees and expenses) by any broker, agent, or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to the transaction contemplated by this First Amendment, except Price Edwards & Company representing Tenant and Landlord. Landlord shall be responsible for the payment of all commissions to the broker(s), if any, specified in this paragraph 11. The provisions of this paragraph 11 shall survive the expiration of the Expansion Space Term or any renewal or extension thereof.

     12. Tenant Estoppel. Tenant hereby: (a) confirms and ratifies the Original
         ---------------
Lease, as amended hereby; (b) accepts the Expansion Space in its "As-Is" condition without benefit of further improvements, subject to the Work Letter attached hereto as Exhibit "C," and without warranty of suitability or fitness
                   ------------
for a particular purpose; and (c) acknowledges that Landlord is not in default under the Original Lease as of the date this First Amendment is executed by Tenant.

     13. Effect of First Amendment. Except as expressly amended by the
         -------------------------
provisions hereof, the terms and provisions contained in the Original Lease shall continue to govern the rights and obligations of the parties; and all provisions and covenants in the Original Lease shall remain in full force and effect as stated therein, except to the extent specifically modified by the provisions of this First Amendment. This First Amendment and the Original Lease shall be construed as one instrument.

NOTICE OF INDEMNIFICATION: THE PARTIES TO THIS FIRST AMENDMENT HEREBY
-------------------------
ACKNOWLEDGE AND AGREE THAT THIS FIRST AMENDMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment in multiple counterparts as of the last day and year written below.

                           LSQ Investors, L.L.C., an Oklahoma limited liability company


                           By:
                              --------------------------------------------------
                               Clayton I. Bennett, Manager

                           Date:
                                ------------------------------------------------


                           By:
                              --------------------------------------------------
                               John T. Perri, Manager

                           Date:
                                ------------------------------------------------

                           ("Landlord")

                           Canaan Energy Corporation, an Oklahoma corporation

                           By:
                              --------------------------------------------------

                           Name:
                                ------------------------------------------------

                           Title:
                                 -----------------------------------------------

                           Date:
                                ------------------------------------------------

                           ("Tenant")


First Amendment to Office Lease - Page 3
----------------------------------------

                                   EXHIBIT "B"
                                   -----------

                                       TO
                         FIRST AMENDMENT TO OFFICE LEASE
                         BETWEEN LSQ INVESTORS, L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT

             PLAN OF PREMISES (INITIAL PREMISES AND EXPANSION SPACE)
             -------------------------------------------------------

Exhibit "B" to First Amendment to Office Lease - Page 1
-------------------------------------------------------

                                   EXHIBIT "C"
                                   -----------

                                       TO
                         FIRST AMENDMENT TO OFFICE LEASE
                          BETWEEN LSQ INVESTORS L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT

                                   WORK LETTER
                                   -----------

     This Work Letter ("Work Letter") describes and specifies the rights and obligations of Landlord and Tenant with respect to certain allowances granted to Tenant hereunder and rights and responsibilities of Landlord and Tenant with respect to the design, construction, and payment for the completion of the Initial Improvements within the Expansion Space.

     1. Definitions. Terms which are defined in the Lease shall have the same
        -----------
meaning in this Work Letter. Additionally, as used in this Work Letter, the following terms (when delineated with initial capital letters) shall have the respective meaning indicated for each as follows:

          (a) Expansion Allowance shall mean the product of $20.90 times the
              -------------------
     number of square feet of Rentable Area in the Expansion Space (this is the same Expansion Allowance as described in paragraph 7 of the First Amendment).

          (b) Basic Construction of the Building shall mean the structure of the
              ----------------------------------
     Building as built on the date of this Work Letter, the Shell Improvements, and all other improvements, fixtures and facilities constituting a part of the Building and/or Property, as these exist on the date of this Work Letter if the Building is complete, or as provided for in Landlord's plans and specifications for the Building if prior to completion.

          (c) Landlord's Architect shall mean the architect designated by
              --------------------
     Landlord as its architect, from time to time, to perform the functions of Landlord's Architect hereunder.

          (d) Plans and Specifications shall mean collectively, the plans,
              ------------------------
     specifications, and other information prepared or to be prepared by Tenant's Architect and, where necessary, by Landlord's electrical, mechanical, and structural engineers, all at Tenant's expense, which shall detail the Work required by Tenant in the Expansion Space and which shall be approved in writing by both Tenant and Landlord prior to the commencement of such Work. The Plans and Specifications shall comply with the minimum requirements established by Landlord.

          (e) Tenant's Architect shall mean Allen Porter Associates, Inc., who
              ------------------
     is an architect licensed to practice in the State of Oklahoma.

          (f) Work shall mean all materials and labor to be added to the Basic
              ----
     Construction of the Building and the Shell Improvements in order to complete the installation of the Initial Improvements within the Expansion Space for Tenant in accordance with the Plans and Specifications, including, without limitation any modification to Basic Construction of the Building or to the Shell Improvements, any structural modifications to the Building, any electrical or plumbing work required to meet Tenant's electrical and plumbing requirements, and any special air conditioning work required to be performed in the Expansion Space.

          (g) Cost of the Work shall mean the cost of all materials and labor to
              ----------------
     be added to the Basic Construction of the Building and the Shell Improvements in order to complete the installation of the Initial Improvements within the Expansion Space in accordance with the Plans and Specifications.

          (h) Landlord's Costs shall mean the sum of (i) the cost of the Shell
              ----------------
     Improvements and (ii) that portion of the Cost of the Work up to, but not in excess of, the aggregate amount of the Expansion Allowance.


Exhibit "C" to First Amendment to Office Lease - Page 1
-------------------------------------------------------

          (i) Tenant's Costs shall mean that portion of the Cost of the Work in
              --------------
     excess of Landlord's Costs.

          (j) Contractor shall mean the general contractor selected by Landlord
              ----------
     to perform the Work. Landlord reserves the right to replace the initial Contractor and/or to engage other contractors.

          (k) Change Costs shall mean all costs or expenses attributable to any
              ------------
     change in the Plans and Specifications which, when added to other costs and expenses incurred in completing the Work, exceed Landlord's Costs, including, without limitation, (i) any cost caused by direction of Tenant to omit any item of Work contained in the Plans and Specifications, (ii) any additional architectural or engineering services, (iii) any changes to materials in the process of fabrication, (iv) the cancellation or modification of supply or fabricating contracts, (v) the removal or alteration of any Work or any plans completed or in process, or (vi) delays affecting the schedule of the Work.

          (l) Working Days shall mean all days of the week other than Saturday,
              ------------
     Sunday, and legal holidays.

     2. Procedure and Schedules for the Completion of Plans and Specifications.
        ----------------------------------------------------------------------
The Plans and Specifications shall be completed in accordance with the following procedure and time schedules:

          (a) Design Drawings. Within ten (10) Working Days from execution of
              ---------------
     the Lease, Tenant shall submit to Landlord four (4) sets of prints of design drawings, specifying the intended design, character, and finishing of the Initial Improvements within the Expansion Space. Such package shall include separate drawings for signs in accordance with Landlord's sign criteria. The design drawings shall set forth the requirements of Tenant with respect to the installation of the Initial Improvements within the Expansion Space, and such drawings shall include, without limiting their scope, a Tenant approved space plan, architectural design of the space, including office front, plans, elevations, sections, and renderings indicating materials, color selections, and finishes.

               (i) After receipt of design drawings, Landlord shall return to Tenant one set of prints of design drawings with Landlord's suggested modifications and/or approval.

               (ii) If design drawings are returned to Tenant with comments, but not bearing approval of Landlord, the design drawings shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten (10) Working Days of their receipt by Tenant. Unless such action is taken, Tenant will be deemed to have accepted and approved all of Landlord's comments on the design drawings.

          (b) Completion of Plans and Specifications. All Plans and
              --------------------------------------
     Specifications shall be prepared in strict compliance with applicable Building standards and requirements as set forth in the Lease, this Work Letter and otherwise, and shall also adhere to the design drawings approved by Landlord. In order to assure the compatibility of Tenant's electrical and mechanical systems and the compatibility of Tenant's structural requirements with the existing Building and in order to expedite the preparation of Tenant's electrical, mechanical, and structural drawings, Tenant or Tenant's Architect shall deliver to Landlord's Architect, not later than ten (10) Working Days from the date of Landlord's approval of design drawings, a detailed plan setting forth any and all electrical, mechanical, and structural requirements, and Landlord's Architect shall retain, at Tenant's expense, Landlord's electrical, mechanical, and structural engineers to prepare all necessary electrical, mechanical, and structural construction drawings which shall be included as a part of the Plans and Specifications. All construction documents and calculations prepared by Tenant's Architect shall be submitted by Tenant, in the form of four (4) sets of blueline prints, to Landlord for approval within ten (10) Working Days after the date of receipt by Tenant of Landlord's approval of design drawings. If the Plans and Specifications are returned to Tenant with comments, but not bearing approval of


Exhibit "C" to First Amendment to Office Lease - Page 2
-------------------------------------------------------

     Landlord, the Plans and Specifications shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten (10) Working Days of their receipt by Tenant.

               (i) The fees for Tenant's Architect and any consultants or engineers retained by or on behalf of Tenant or Tenant's Architect (including, but not limited to, the electrical, mechanical and structural engineers required to be retained under this paragraph) shall be paid by Tenant. Tenant shall also pay for any preliminary drawings by Landlord's Architect for review of the design drawings, the Plans and Specifications, and any revisions to such documents, and the fees and expenses of Landlord's Architect for inspection of the Work, as required by Landlord.

               (ii) Tenant shall have the sole responsibility for compliance of the Plans and Specifications with all applicable statutes, codes, ordinances, and other regulations, and the approval of the Plans and Specifications or calculations included therein by Landlord shall not constitute an indication, representation, or certification by Landlord that such Plans and Specifications or calculations are in compliance with said statutes, codes, ordinances, and other regulations. In instances where several sets of requirements must be met, the requirements of Landlord's insurance underwriter or the strictest applicable requirements shall apply where not prohibited by applicable codes.

               (iii) Upon completion of the Initial Improvements, if so required by Landlord, Tenant shall deliver to Landlord an "as-built" set of Plans and Specifications for the Expansion Space, together with such other information required by Landlord to place the information from the "as-built" Plans and Specifications on to Landlord's data base; the cost of providing the "as-built" Plans and Specifications and other information, together with Landlord's cost to place the information on to Landlord's data base, shall be borne solely by Tenant.

     3.   Pricing. On or before the date which is ten (10) Working Days after
          -------
finalization of the Plans and Specifications, as evidenced by Landlord's written approval thereof, Landlord shall notify Tenant in writing of the Cost of the Work. The contract for the Work shall obligate the Contractor to purchase from Landlord all materials and supplies which are held in "stock" by Landlord and which are required for the Work by the Plans and Specifications. Within ten (10) Working Days after its receipt of Landlord's written notice identifying the Cost of the Work, Tenant shall either approve such Cost of the Work in writing or cause the Plans and Specifications to be revised and resubmitted to Landlord for Approval. On or before the date which is ten (10) Working Days from Landlord's receipt of such revised Plans and Specifications, Landlord shall either (i) notify Tenant that Landlord approves the revised Plans and Specifications and give to Tenant a revised Cost of the Work or (ii) notify Tenant of Landlord's comments on such revised Plans and Specifications. If for any reason Landlord and Tenant have not agreed in writing upon final Plans and Specifications and/or the Tenant has not approved in writing the Cost of the Work on or before the date which is ten (10) Working Days from the date of Landlord's notice referenced in the prior sentence, then Landlord shall have the right to terminate the Lease and this Work Letter, without further obligation.

     4.   Payments. Tenant may use that part of the Expansion Allowance up to an
          --------
amount equal to Seventy-Five Cents ($0.75) per square foot of Rentable Area of the Expansion Space for the payment of fees and expenses payable by Tenant under the terms of Paragraph 2(b)(i) of this Work Letter. Tenant shall pay the aggregate amount of Tenant's Costs to Landlord upon demand. Landlord shall determine the percentage of the Cost of the Work which is allocable to Landlord and the percentage of the Cost of the Work which is allocable to Tenant. Landlord shall also revise its determination of such percentages based on any changes in the Cost of the Work due to change orders affecting the Plans and Specifications. Within ten (10) days after Tenant's receipt of an invoice from Landlord which identifies that portion of the Cost of the Work to be incurred, respectively, by Landlord and Tenant, Tenant shall pay to Landlord the percentage of the Cost of the Work allocable to Tenant, as Tenant's Costs, as determined by Landlord from time to time. Landlord's obligation for payment with respect to the Work shall not exceed the aggregate amount of Landlord's Costs; and after Landlord has paid Landlord's Costs, Tenant shall thereafter pay all Cost of the Work as and when invoiced to Tenant by Landlord, including, without limitation, any Change Costs. The amounts payable to Landlord hereunder shall constitute Rent due pursuant to the Lease, and failure to make any such payment when due shall constitute a default under the Lease, entitling


Exhibit "C" to First Amendment to Office Lease - Page 3
-------------------------------------------------------

Landlord to exercise any or all of its remedies hereunder, as well as all remedies otherwise available to Landlord. Any cost savings achieved after completion of the Work shall be solely the property of Landlord, not Tenant.

     5. Performance of Work and Delays. Landlord shall cause the Contractor to
        ------------------------------
perform the Work in substantial accordance with the Plans and Specifications. If a delay shall occur in the completion of the Work by Landlord as the probable result of (i) any failure to furnish when due Tenant's design drawings, Tenant's electrical, mechanical, and/or structural requirements, Tenant's Plans and Specifications or any revision to any such documents, (ii) any change by Tenant in any of the Plans and Specifications, (iii) any state of facts which gives rise to a change referred to in the definition of Change Costs or any changes resulting in a Change Cost, (iv) the fact that materials to be incorporated into the Work which are non-Building Grade require a lead time (not due to Landlord default or error) to obtain or construction time to perform, in excess of that required for Work which is Building Grade, as determined by Landlord, or (v) any other act or omission of Tenant, its agents or employees, including any violation of the provisions of the Lease or any delay in giving authorizations or approvals pursuant to this Work Letter, then any such delay shall not justify any extension of the Expansion Space Commencement Date.

     6. Change Orders. All changes and modifications in the Work from that
        -------------
contemplated in the Plans and Specifications, whether or not such change or modification gives rise to a Change Cost, must be evidenced by a written Change Order executed by both Landlord and Tenant. In that regard, Tenant shall submit to Landlord such information as Landlord shall require with respect to any Change Order requested by Tenant. After receipt of requested Change Order, together with such information as Landlord shall require with respect thereto, Landlord shall return to Tenant either the executed Change Order, which will evidence Landlord's approval thereof, or the Plans and Specifications with respect thereto with Landlord's suggested modification.

     7. Punchlist. Within thirty (30) days after the Expansion Space
        ---------
Commencement Date, Tenant shall give Landlord written notice specifying any details of construction, decoration, or mechanical adjustment which remain to be performed by Landlord with respect to any Work; and except for the details contained in such written notice from Tenant, all obligations of Landlord in regard to the Work shall be deemed to have been satisfied. Landlord shall have the right to enter the Expansion Space to complete any such unfinished details, and entry by Landlord, its agents, servants, employees, or contractors for such purpose shall not relieve Tenant of any of its obligations under the Lease or impose any liability on Landlord or its agents, servants, employees, or contractors.

     8. Whole Agreement; No Oral Modification. This Work Letter embodies all
        -------------------------------------
representations, arranties and agreements of Landlord and Tenant with respect to the matter described herein, and this Work Letter may not be altered or modified except by an agreement in writing signed by the parties.

     9. Paragraph Headings. The paragraph headings contained in this Work Letter
        ------------------
are for convenient eference only and shall not in any way affect the meaning or interpretation of such paragraphs.

     10. Notices. All notices required or contemplated hereunder shall be given
         -------
to the parties in the anner specified for giving notices under the Lease.

     11. Binding Effect. This Work Letter shall be construed under the laws of
         --------------
the State of Oklahoma nd shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     12. Conflict. In the event of conflict between this Work Letter and any
         --------
other exhibits or addenda to this Lease, this Work Letter shall prevail.


Exhibit "C" to First Amendment to Office Lease - Page 4
-------------------------------------------------------

                                   EXHIBIT "E"
                                   -----------

                                       TO
                         FIRST AMENDMENT TO OFFICE LEASE
                         BETWEEN LSQ INVESTORS, L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT


                                     PARKING
                                     -------

     This Exhibit "E" ("Parking Exhibit") describes and specifies Tenant's
          -----------
non-exclusive right to use three (3) [in addition to the six (6) permitted pursuant to the Exhibit "E" attached to the Original Lease] unreserved parking
                -----------
spaces ("Spaces") located on such levels inside the Real Property's parking garage ("Parking Garage") as set forth on Schedule 1 attached to this Parking Exhibit and incorporated herein by reference, all upon the terms and conditions set forth below.

     1. Definitions. The terms which are defined in the Lease shall have the
        -----------
same meaning in this Parking Exhibit.

     2. Grant and Rental Fee. Provided no event of default has occurred and is
        --------------------
continuing under the Lease, Tenant shall be permitted the use of the Spaces during the Expansion Space Term at such monthly rates, but not less than $95.00 per space per month, (together with any applicable tax thereon) as may be charged by Landlord from time to time, and subject to such terms, conditions, and regulations as are, from time to time, promulgated by Landlord or the manager of the Parking Garage, and charged or applicable to patrons of the Parking Garage for spaces similarly situated therein.

     3. Tenant's Failure to Use Spaces. In the event that Tenant (after the
        ------------------------------
Expansion Space Commencement Date and at any time during the Expansion Space
Term) fails to utilize all or any of the Spaces, Landlord shall have no further obligation to make available to Tenant the Spaces not utilized. The failure, for any reason, of Landlord to provide or make available such Spaces to Tenant or the inability of Tenant to utilize all or any portion of the Spaces shall under no circumstances be deemed a default by Landlord under the Lease so as to permit Tenant to terminate the Lease, in whole or in part.

     4. Risk. All motor vehicles (including all contents thereof) shall be
        ----
parked in the Spaces at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles. Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with the parking of said motor vehicles in any of the Spaces, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, and/or causes of action which Landlord may incur in connection with or arising out of Tenant's use of the Spaces pursuant to this Agreement.

     5. No Bailment. It is further agreed that this Parking Exhibit shall not be
        -----------
deemed to create a bailment between the parties hereto, it being expressly agreed and understood that the only relationship created between Landlord and Tenant hereby is that of licensor and licensee, respectively.

     6. Rules and Regulations. In its use of the Spaces, Tenant shall follow all
        ---------------------
of the Rules and Regulations of the Property (attached to the Original Lease as Exhibit "D") applicable thereto, any rules and regulations promulgated by
-----------
Landlord or the manager of the Parking Garage, as the same may be amended from time to time. Upon the occurrence of any breach of such rules, failure to make parking rental payments due hereunder or default by Tenant under the Lease, Landlord shall be entitled to terminate this Parking Exhibit, in which event Tenant's right to utilize the Spaces shall thereupon automatically cease.


Exhibit "E" to First Amendment to Office Lease - Page 1
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

     7. Access. Landlord shall be entitled to utilize whatever access device
        ------
Landlord deems necessary (including but not limited to the issuance of parking stickers or access cards), to assure that only those persons who have contracted to use spaces in the Parking Garage are using the parking spaces therein. Landlord currently limits access to the Parking Garage through the use of a parking entry card system, the cards for which shall be provided by Landlord. These cards may be different from and may not, without a specific request from Tenant, entitle the holder thereof to an after-hours entry card to the Building (pursuant to the terms of Section 7.04). Landlord agrees to provide to Tenant three (3) parking entry cards for a non-refundable deposit of $10.00 per card. Tenant further agrees to surrender all parking entry cards in its possession upon the expiration or earlier termination of this Lease. Landlord shall be entitled to cancel any lost or stolen cards of which it becomes aware. Tenant shall promptly notify Landlord of any lost or stolen cards. Tenant shall pay Landlord for each additional card(s) or for each replacement card(s) for any card(s) lost by or stolen from Tenant, in such amount as Landlord shall, from time to time determine, the present charge for such lost or stolen cards being $100.00 per card. Tenant acknowledges that the parking entry card may also be the same as the master entry card used for access to the Building during other than normal business hours, and to the extent the cards are the same, agrees that the provisions of Section 7.04 of the Lease shall also be applicable and in the event of a conflict with the provisions of this Parking Exhibit, the provisions of Section 7.04 shall control. In the event Tenant, its agents or employees wrongfully park in any of the Parking Garage's spaces, Landlord shall be entitled and is hereby authorized to have any such vehicle towed away, at Tenant's sole risk and expense, and Landlord is further authorized to impose upon Tenant a penalty of $25.00 for each such occurrence. Tenant hereby agrees to pay all amounts falling due hereunder upon demand therefor, and the failure to pay any such amount shall additionally be deemed an event of default hereunder and under the Lease, entitling Landlord to all of its rights and remedies hereunder and thereunder.


Exhibit "E" to First Amendment to Office Lease - Page 2
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

                                   SCHEDULE 1
                                   ----------

                                       TO
                                   EXHIBIT "E"
                                   -----------
                                       TO
                         FIRST AMENDMENT TO OFFICE LEASE
                         BETWEEN LSQ INVESTORS, L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT


                                 PARKING GARAGE
                                 --------------


                                                                 Current Monthly
  Level                          No. of Spaces                   Price per Space
  -----                          -------------                   ---------------
  1 or 2                               3                              $95.00




Exhibit "E" to First Amendment to Office Lease - Page 3
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

                                   EXHIBIT "F"
                                   -----------

                                       TO
                         FIRST AMENDMENT TO OFFICE LEASE
                         BETWEEN LSQ INVESTORS, L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT


                             RIGHT OF FIRST REFUSAL
                             ----------------------

         This Exhibit "F" ("Refusal Exhibit") describes and specifies the right
              -----------
of first refusal hereby granted by Landlord to Tenant with respect to the space within the Building described below, which right of first refusal is being granted upon the following terms and conditions:

     1. Defined Terms. For purposes of this Refusal Exhibit, all terms defined
        -------------
in the Lease will be utilized herein without further definition. Terms specifically applicable to this Refusal Exhibit shall have the meanings specified in the Refusal Exhibit and shall be delineated by initial capital letters.

     2. Grant of Right of First Refusal. Landlord hereby grants to Tenant during
        -------------------------------
the initial Lease Term a one time right of refusal ("Refusal Right") with respect to any unleased space located on (a) the ninth (9th) floor, or (b) the eleventh (11th) floor of the Building (collectively, "Refusal Space"). Notwithstanding the foregoing, the Refusal Right shall not be applicable: (i) during any time when there is an uncured event of default under the Lease; or
(ii) in the event, during the first twelve (12) months of the initial Lease Term, Landlord receives and desires to accept a bona fide offer to lease all or any part of the Refusal Space located on the eleventh (11th) floor of the Building from: (x) Hilb, Rogal & Hamilton Company of Oklahoma [one of Landlord's tenants presently leasing space located on such eleventh (11th) floor]; or (y) Grant Thornton [one of Landlord's tenants presently occupying space located on the twelfth (12th) floor of the Building], in any such event, Landlord shall have the unrestricted right to enter into a lease agreement with Hilb, Rogal & Hamilton of Oklahoma, or Grant Thornton, whichever is applicable, with respect to such subject Refusal Space. Moreover, notwithstanding anything set forth herein to the contrary, the Refusal Right shall be subject to the preexisting rights of any tenants presently occupying space in the Property.

     3. Exercise of Refusal Right. Subject to the terms of Paragraph 2 of this
        -------------------------
Exhibit "F," in the event that Refusal Space in the Building becomes available,
------------
availability, for purposes hereof, to be at the sole determination of Landlord, and Landlord receives a bona fide offer from a third party to lease all or any part of the Refusal Space for a term greater than month-to-month which Landlord desires to accept, Landlord shall so notify Tenant and shall include in such notice the rental rate for the subject Refusal Space, term of the proposed lease, expense stop, and any lease concessions to be granted. Tenant shall have ten (10) calendar days from the receipt of such notice to notify Landlord in writing of the exercise by Tenant of Tenant's Refusal Right with respect to the subject Refusal Space, which exercise shall be on the same terms and with respect to the entire space specified in Landlord's notice. In the event that Tenant fails to so notify Landlord within such ten (10) calendar day period, Tenant shall be deemed to have irrevocably waived its Refusal Right with respect to the subject Refusal Space; and Landlord shall have the right to enter into a lease with any party with respect to such subject Refusal Space. In the event that Tenant elects to exercise its Refusal Right with respect to the subject Refusal Space and does in fact exercise such Refusal Right in the manner and within the time period specified herein, Landlord and Tenant shall, within thirty (30) days after Tenant delivers to Landlord notice of its election, enter into a written amendment modifying and supplementing the Lease and containing such other terms and provisions as Landlord may deem appropriate. In the event that Tenant fails to enter into said amendment within such thirty (30) day period, Tenant shall be deemed to have irrevocably waived its Refusal Right with respect to the subject Refusal Space; and Landlord shall have the right to enter into a lease with any party with respect to such subject Refusal Space. Except as may be specifically modified in such amendment and except with respect to


Exhibit "F" to First Amendment to Office Lease - Page 1
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

the rental rate for the subject Refusal Space, term of the proposed lease, expense stop, and Lease concessions applicable to the subject Refusal Space, as herein specified, the terms and provisions of the Lease shall, on the day of delivery of the subject Refusal Space to Tenant, automatically apply and become applicable to the subject Refusal Space; and the subject Refusal Space, as of the date of such delivery, shall automatically and without the necessity of further documentation, become and be deemed to be a part of the Premises. Effective as of the date of delivery of any subject Refusal Space to Tenant, the Rentable Area within the subject Refusal Space shall be included within the Premises for the purpose of adjusting Base Rent, as provided in Article Four of the Lease.

     4. Delivery of Refusal Space. Any Refusal Space shall be delivered to
        -------------------------
Tenant vacant and unoccupied and "As-Is" without benefit of improvements (except Shell Improvements, if any) unless the refusal notice specifies that an allowance is to be granted for the improvements or refurbishment of the subject Refusal Space, in which event Tenant will receive the allowance specified in Landlord's notice. In the event that any improvements or restoration work are to be incorporated in the subject Refusal Space and the Premises, the amendment shall contain provisions reflecting the agreement of Landlord and Tenant with respect thereto. Landlord shall use reasonable diligence to deliver the subject Refusal Space on the date specified in Landlord's notice of its availability, but in no event shall Landlord have any liability for the failure to deliver the subject Refusal Space to Tenant on such date, nor shall any such failure impair the validity of the Lease, extend the Term (except with respect to the subject Refusal Space, which shall be the term specified in Landlord's notice irrespective of the Term specified in Article 1 of the Lease or Paragraph 3 of the First Amendment), or impair any obligations of Tenant under the Lease, it being understood that the Rent applicable to the subject Refusal Space shall be abated until possession is delivered to Tenant in full settlement of all claims that Tenant might otherwise have against Landlord by reason of the failure to timely deliver possession of the subject Refusal Space to Tenant.

     5. Termination of Refusal Right. The Refusal Right shall automatically
        ----------------------------
terminate upon (a) the termination of the Term, whether by Landlord upon the occurrence of an Event of Default or otherwise, (b) the expiration of the time period specified in Paragraph 2 above, (c) the failure of Tenant to exercise the Refusal Right with respect to any Refusal Space as and within the time period specified in Paragraph 3 above, but only with respect to the subject Refusal Space, and (d) upon the assignment, subletting, or other transfer by Tenant, whether or not with the approval of Landlord.


Exhibit "F" to First Amendment to Office Lease - Page 2
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